                                 EXHIBIT 10.27

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

No. _____________

                               BriteSmile, Inc.

                         CONVERTIBLE SUBORDINATED NOTE
                         -----------------------------

June 29, 2000                                                      $____________


     FOR VALUE RECEIVED, BRITESMILE, INC., a Utah corporation (the "Company"), hereby promises to pay to the order of __________________ or registered assigns ("Holder") the principal amount of ___________________ Dollars ($________________), on the Maturity Date (as defined below) and to pay interest ("Interest") on the unpaid principal balance hereof at the rate of five percent (5.0%) per annum from the date hereof (the "Issuance Date") until the same becomes due and payable, whether at maturity or upon acceleration or by conversion or redemption in accordance with the terms hereof or otherwise. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall (A) be payable in cash on the Interest Dates (as defined below) pursuant to Section 2(c)(ii) and (B) be included in the Additional Amount (as defined below) at the time of optional or mandatory conversion or redemption of the principal to which such interest relates in accordance with Section 1 hereof. Any amount of interest on this Note which is not paid when due shall bear interest at the rate of 18% per annum from the date thereof until the same is paid ("Default Interest").

     1.   Payments of Principal and Interest. All payments of principal and
          ----------------------------------
interest on this Note (to the extent such principal is not converted into Common Stock (as defined below) in accordance with the terms hereof) shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next following day which is a Business Day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Securities Purchase Agreement, dated June 27, 2000, pursuant to which this Note and the Other Notes (as defined below) were originally issued (the "Securities Purchase Agreement"). This Note and the Other Notes issued by the Company pursuant to the Securities Purchase Agreement are collectively referred to in this Note as the "Notes."

     2.   Conversion of Notes. This Note shall be convertible into shares of the
          -------------------
Company's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 2.

          (a)  Certain Defined Terms. For purposes of this Note, the following
               ---------------------
terms shall have the following meanings:

               (i) "Additional Amount" means, with respect to any principal amount of Notes, the sum of (A) accrued and unpaid Interest, if any, on such principal amount up through and including the date on which the Additional Amount is calculated, and (B) Default Interest, if any, on the interest referred to in the immediately preceding clause (A).

               (ii) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

               (iii) "Change of Control" means any of the following: (A) the consolidation, merger or other business combination of the Company with or into another Person (other than (I) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (II) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company), (B) the sale or transfer of all or substantially all of the Company's assets, or (C) a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock.

               (iv) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market (as defined below) as reported by Bloomberg Financial Markets or its successor or, if not then in existence or reporting such securities prices, a comparable reporting service or publication ("Bloomberg"), or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m., New York City Time, as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over- the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Notes. If the Company and the holders of the Notes are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term "Closing Bid Price" being substituted for the term "Market Price." All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               (v) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

               (vi) "Conversion Amount" means the sum of (A) the principal amount of this Note to be converted, redeemed or otherwise with respect to which this determination is being made and (B) the Additional Amount with respect to such principal amount.

               (vii) "Conversion Price" means (A) as of any Conversion Date (as defined below) or other date of determination during the period beginning on the Issuance Date (as defined below) and ending on and including the day immediately preceding the earlier of (I) the Put Option Payment Date and
     (II) the Maturity Date, 120% of the Market Price (as defined below) of the Common Stock on the Pricing Date, (B) as of any Conversion Date or other date of determination on or after the Put Option Payment Date, the lower of
     (I) the Put Option Conversion Price and (II) 120% of the Market Price of the Common Stock on the Pricing Date, and (C) as of any Conversion Date or other date of determination on or after the Maturity Date, the lower of (I) the Maturity Conversion Price (as defined below) and (II) 120% of the Market Price of the

     Common Stock on the Pricing Date. The Conversion Price as calculated under any of the foregoing clauses (A)(I), (A)(II), (B)(I), (B)(II), (C)(I), and
     (C)(II) shall be subject to adjustment or substitution as provided in this Note.

               (viii) "Excluded Securities" means up to 1,250,000 shares of Common Stock issued at a purchase price of not less than $4.00 per share in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital) with any entity whose primary business is not investing or advising other entities.

               (ix) "Maturity Conversion Price" means the product of (A) 95% multiplied by (B) the arithmetic average of the Weighted Average Price of the Common Stock on each trading day during the 30 consecutive trading days immediately preceding the Maturity Date. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               (x) "Maturity Date" means the date which is five (5) years after the Issuance Date of this Note.

               (xi) "Market Price" means, as of any date of determination, with respect to any security, that price which shall be computed as the arithmetic average of the Closing Bid Prices for such security during the ten (10) consecutive trading days immediately preceding such date of determination. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               (xii) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

               (xiii) "Other Notes" means the convertible subordinated notes, other than this Note, issued by the Company pursuant to the Securities Purchase Agreement.

               (xiv) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, or a government or any department or agency thereof.

               (xv) "Principal Market" means the Nasdaq National Market, or if the Common Stock is not traded on the Nasdaq National Market, then the principal securities exchange or trading market for the Common Stock.

               (xvi)   "Pricing Date" means June 28, 2000.

               (xvii) "Put Option Conversion Price" means as of any Conversion Date or other date of determination after the Put Option Payment

     Date, the arithmetic average of the three (3) lowest Closing Bid Prices of the Common Stock during the thirty (30) consecutive trading days immediately preceding such Conversion Date or other date of determination. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               (xviii) "Registration Rights Agreement" means that certain Registration Rights Agreement between the Company and the initial holders of the Notes relating to the filing of a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

               (xix) "Restricted Securities" means securities that are not eligible for resale pursuant to Rule 144(k) under the Securities Act (or any successor provision).

               (xx) "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York City time, and ending at 4:00 p.m., New York City time, as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of the Notes. If the Company and the holders of the Notes are unable to agree, upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term "Weighted Average Price" being substituted for the term "Closing Bid Price."

          (b)  Holder's Conversion Right; Mandatory Redemption or Conversion.
               -------------------------------------------------------------
Subject to the provisions of Section 5, at any time or times on or after the Issuance Date (as defined above), the holder of this Note shall be entitled to convert any part of the outstanding and unpaid Conversion Amount of this Note into fully paid and nonassessable shares of Common Stock in accordance with
Section 5, at the Conversion Rate (as defined below). If any Conversion Amount of this Note remains outstanding on the Maturity Date, then, pursuant to Section 2(d)(vii), all of such Conversion Amount shall be converted at the Conversion Rate as of such date in accordance with Section 2(d)(vii) or redeemed by the Company in accordance with Section 2(d)(vii). The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of this Note by the holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

          (c)  Conversion.
               ----------

               (i)  Conversion Rate. The number of shares of Common Stock
                    ---------------
     issuable upon conversion of a Conversion Amount of this Note pursuant to
     Section 2(b) shall be determined according to the following formula (the "Conversion Rate"):

                               Conversion Amount
                               -----------------
                               Conversion Price

               (ii) Cash Payment of Additional Amount. The Additional Amount
                    ---------------------------------
     shall be payable on the last day of each March and the last day of each September during the period beginning on the Issuance Date and ending on, and including, the Maturity Date (each an "Interest Date"). If an Interest Date is not a Business Day then the Additional Amount shall be due and payable on the Business Day immediately following the Interest Date. The Additional Amount shall be payable in cash. Any accrued and unpaid Interest which is not paid within five (5) Business Days of such accrued and unpaid Interest's Interest Date shall bear Default Interest.

          (d)  Mechanics of Conversion. The conversion of this Note shall be
               -----------------------
conducted in the following manner:

               (i)  Holder's Delivery Requirements. To convert this Note into
                    ------------------------------
     shares of Common Stock on any date (the "Conversion Date"), the holder hereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 4:30 p.m., Pacific Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the
                                                                  ---------
     "Conversion Notice") to the Company with a copy thereof to the Company's designated transfer agent (the "Transfer Agent") and (B) if required by
     Section 2(d)(viii), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original Note being converted (or an indemnification undertaking with respect to such Note in the case of its loss, theft or destruction). A holder delivering a Conversion Notice by facsimile shall use its best efforts to send a copy of the Conversion Notice by overnight mail to the Company by depositing such copy of the Conversion Notice with a nationally recognized overnight delivery service on the Conversion Date; provided, however, that the failure of any holder to satisfy its obligations under this sentence shall not affect the Conversion Date or the obligations of the Company for any conversion of this Note. The date of the Company's receipt of such copy of the Conversion Notice shall be deemed to occur on the Business Day immediately following the day such holder deposits the copy of the Conversion Notice with a nationally recognized overnight delivery service (the "Overnight Receipt Date").

               (ii)  Company's Response. Upon receipt by the Company of a
                     ------------------
     facsimile or other copy of a Conversion Notice, the Company (1) shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of this Note, and (2) on or before the second Business Day following the date of receipt by the Company of such Conversion Notice (the "Share Delivery Date"), (A) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (B) provided the Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. Subject to
     Section 2(d)(viii), if less than the Conversion Amount of this Note is submitted for conversion, then the Company shall, as soon as practicable and in no event later than five Business Days after receipt of the Note (the "Note Delivery Date") and at its own expense, issue and deliver to the holder a new Note for the outstanding principal amount not converted.

               (iii) Dispute Resolution. In the case of a dispute as to the
                     ------------------
     determination of the Market Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of such holder's Conversion Notice or other date of determination. If such holder and the Company are unable to agree upon the determination of the Market Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the holder, then the Company shall within one (1) Business Day submit via facsimile (A) the disputed determination of the Market Price to an independent, reputable investment bank selected by the Company and approved by the holders of at least two-thirds (2/3) of the aggregate Conversion Amounts of the Notes then outstanding or (B) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

               (iv) Record Holder. The person or persons entitled to receive the
                    -------------
     shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

               (v)  Company's Failure to Timely Convert.
                    -----------------------------------

                    (A)  Cash Damages. If within three (3) Business Days after
                         ------------
          the Company's receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue a certificate to the holder or credit the holder's balance account with DTC for the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of this Note or, subject to Section 2(d)(viii), the Company shall fail to issue a new Note representing the principal amount to which such holder is entitled, if any, pursuant to Section 2(d)(ii), in addition to all other available remedies which such holder may pursue hereunder and under the Securities Purchase Agreement, the Company shall pay additional damages to such holder for each date after the Share Delivery Date such conversion is not timely effected and/or each date after the Note Delivery Date such new Note is not delivered in an amount equal to 0.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the holder on or prior to the Share Delivery Date and to which such holder is entitled and, in the event the Company has failed to deliver a new Note to the holder on or prior to the Note Delivery Date, the number of shares of Common Stock issuable upon conversion of the Conversion Amount represented by the new Note, as of the Note Delivery Date and (II) the Closing Bid Price of the Common Stock on the Share Delivery Date, in the case of the failure to deliver Common Stock, or the Note Delivery Date, in the case of failure to deliver a new Note. If the Company fails to pay the additional damages set forth in this Section 2(d)(v) within five Business Days of the date incurred, then the holder entitled to such payments shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by
          (Y) the Conversion Price in effect on such Conversion Date as specified by the holder in the Conversion Notice.

                    (B)  Void Conversion Notice; Adjustment to Conversion Price.
                         ------------------------------------------------------
          If for any reason the holder has not received all of the shares of Common Stock prior to the ninth (9th) Business Day after the Overnight Receipt Date with respect to a conversion of this Note, then the holder, upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any principal amount of this Note that has not been converted pursuant to such holder's Conversion Notice; provided that the voiding of a holder's Conversion Notice shall not
          --------
          affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 2(d)(v)(A) or otherwise. If for any reason the holder has not received all of the shares of Common Stock prior to the fourteenth (14th) Business Day after the Overnight Receipt Date with respect to a conversion of this Note, then the Conversion Price of the principal amount of this Note with respect to which the Company has not delivered shares of Common Stock on or prior to such fourteenth (14th) Business Day shall be adjusted to the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date such holder voided the Conversion Notice, subject to further adjustment as provided in this Note. Notwithstanding the foregoing, no adjustment to the Conversion Price shall be made pursuant to this
          Section 2(d)(v)(B) that will increase the Conversion Price.

                     (C)  Redemption. If for any reason the holder has not
                          ----------
          received all of the shares of Common Stock prior to the ninth (9th) Business Day after the Overnight Receipt Date with respect to a conversion of this Note (a "Conversion Failure"), then the holder, upon written notice to the Company, may require that the Company redeem any or all of the Conversion Amount of this Note, including the Conversion Amount previously submitted for conversion and with respect to which the Company has not delivered shares of Common Stock, in accordance with Section 3.

               (vi)  Pro Rata Conversion. If the Company receives a Conversion
                     -------------------
     Notice from more than one holder of the Notes for the same Conversion Date and the Company can convert some, but not all, of the Notes submitted for conversion, the Company shall convert from each holder electing to have Notes converted at such time a pro rata amount of such holder's Conversion Amount submitted for conversion based on the Conversion Amount of the Notes submitted for conversion on such date by such holder relative to the Conversion Amount of all Notes submitted for conversion on such date.

               (vii) Mandatory Redemption or Conversion at Maturity at Company's
                     -----------------------------------------------------------
     Option.  If any Conversion Amount of any Notes remains outstanding on the
     ------
     Maturity Date, the Company shall have the option either (i) to convert all of the Conversion Amount of the Notes outstanding on the Maturity Date at the Conversion Rate as of such date without the holders of such Notes being required to give a Conversion Notice on such Maturity Date (a "Maturity Date Mandatory Conversion"), or (ii) redeem all of the Conversion Amount on the Maturity Date for an amount in cash (the "Maturity Date Redemption Price") equal to the Conversion Amount (a "Maturity Date Mandatory Redemption"). The Company shall be deemed to have elected a Maturity Date Mandatory Redemption unless it delivers written notice to each holder of Notes at least thirty-five (35) Business Days prior to the Maturity Date of its irrevocable election to effect a Maturity Date Mandatory Conversion. If the Company elects a Maturity Date Mandatory Redemption, then on the Maturity Date the Company shall pay to each holder of Notes outstanding on the Maturity Date, by wire transfer of immediately available funds, an amount equal to the Maturity Date Redemption Price. If the Company elects a Maturity Date Mandatory Redemption and fails to redeem all of the Conversion Amount of the Notes outstanding on the Maturity Date by payment of the Maturity Date Redemption Price, then in addition to any remedy such holder of Notes may have under this Note, the Securities Purchase Agreement and the Registration Rights Agreement, (X) the applicable Maturity Date Redemption Price payable in respect of such unredeemed Conversion Amount shall bear interest at the rate of 1.5% per month, prorated for partial months, until paid in full, and (Y) any holder of Notes shall have the option to require the Company to convert any or all of such holder's Conversion Amount that the Company elected to redeem under this Section 2(d)(vii) and for which the Maturity Date Redemption Price (together with any interest thereon ) which has not been paid into shares of Common Stock equal to the number which results from dividing the Maturity Date Redemption Price (together with any interest thereon) by the Conversion Price in effect on the Maturity Date. If the Company has elected a Maturity Date Mandatory Conversion or has failed to pay the Maturity Date Redemption Price in a timely manner as described above, then the Maturity Date shall be extended for any Notes for as long as (A) the conversion of such Notes would violate the provisions of
     Section 5, (B) a Triggering Event shall have occurred and be continuing, or
     (C) an event shall have occurred and be continuing which with the passage of time and the failure to cure would result in a Triggering Event.

               (viii) Book-Entry. Notwithstanding anything to the contrary set
                      ----------
     forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the holder thereof shall not be required to physically surrender this Note to the Company unless the full Conversion Amount represented by this Note is being converted. The holder and the Company shall maintain records showing the Conversion Amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted, and in reliance on this Section 2(d)(viii) the holder does not surrender this Note, the holder may not transfer this Note unless the holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver to the holder a new Note of like tenor, registered as the holder may request, representing in the aggregate the remaining Conversion Amount represented by this Note. The holder and any assignee, by acceptance of this Note or a new Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any portion of this Note, the Conversion Amount (including the principal of this Note) represented by this Note may be less than the principal amount and the accrued interest set forth on the face hereof.

          (e)  Taxes. The Company shall pay any and all taxes that may be
               -----
payable with respect to the issuance and delivery of Common Stock upon the conversion of Notes.

          (f)  Adjustments to Conversion Price. In addition to any other
               -------------------------------
adjustments provided herein, the Conversion Price will be subject to adjustment from time to time as provided in this Section 2(f).

               (i)  Adjustment of Conversion Price upon Issuance of Common
                    ------------------------------------------------------
     Stock.  If and whenever on or after the date of issuance of the Notes, the
     -----
     Company issues or sells, or in accordance with this Section 2(f) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding (A) shares of Common Stock deemed to have been issued by the Company in connection with an Approved Stock Plan, (B) shares of Common Stock issued upon conversion of the Notes or exercise of the Warrants, (C) shares of Common Stock issued upon the conversion or exercise of any options or warrants issued other than under an Approved Stock Plan outstanding as of the Issuance Date provided the terms of such securities are not amended after the Issuance Date, or (D) any Excluded Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Conversion Price in effect immediately prior to such time, then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to an amount equal to the per share consideration received by the Company upon such issue or sale. For purposes of determining the adjusted Conversion Price under this Section 2(f)(i), the following shall be applicable:

                    (A)  Issuance of Options. If the Company in any manner
                         -------------------
     grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(f)(i)(A), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

               (B)  Issuance of Convertible Securities. If the Company in any
                    ----------------------------------
     manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this
     Section 2(f)(i)(B), the "lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 2(f)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

               (C)  Change in Option Price or Rate of Conversion. If the
                    --------------------------------------------
     purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(f)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the Notes are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

               (D)  Calculation of Consideration Received. In case any Option is
                    -------------------------------------
     issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor, less expenses in excess of five percent (5%) of the gross amount received. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Bid Prices of such securities during the ten (10) consecutive trading days ending on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of a majority of the principal amount of the Notes then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser agreed to by the Company and the holders of a majority of the Conversion Amounts of the Notes. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be bound by the Company.

                    (E)  Record Date. If the Company takes a record of the
                         -----------
     holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Adjustment of Conversion Price Upon Subdivision or
                    --------------------------------------------------
     Combination of Common Stock.  If the Company at any time subdivides (by any
     ----------------------------
     stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of

     Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

               (iii) Holder's Right of Alternative Conversion Price Following
                     --------------------------------------------------------
     Issuance of Convertible Securities. If the Company in any manner issues or
     ----------------------------------
     sells Convertible Securities or Options that are convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to a fixed price (each of the formulations for such variable price being herein referred to as, a "Variable Price"), and such Variable Price is not calculated using the same formula used to calculate the Conversion Price in effect immediately prior to the time of such issue or sale, the Company shall provide written notice thereof via facsimile and overnight courier to each holder of the Notes (a "Variable Notice") on the date of issuance of such Convertible Securities or Options. If a holder of the Notes then outstanding provides written notice to the Company via facsimile and overnight courier (the "Variable Price Election Notice") within fifteen (15) Business Days of receiving a Variable Notice that such holder desires to replace the Conversion Price then in effect with the Variable Price described in such Variable Notice, then, from and after the date of the Company's receipt of the Variable Price Election Notice, the Conversion Price will automatically be replaced with the Variable Price for the Notes held by such holder. In the event that a holder of Notes delivers a Conversion Notice after the Company's issuance of Convertible Securities with a Variable Price but before such holder's receipt of the Company's Variable Notice, then such holder shall have the option by written notice to the Company to rescind such Conversion Notice or to have the Conversion Price be equal to such Variable Price for the conversion effected by such Conversion Notice.

               (iv)  Adjustment of the Conversion Price Upon Major Corporate
                     -------------------------------------------------------
     Event Announcement.  In the event (A) the Company makes a public
     ------------------
     announcement that it intends to consolidate or merge with or into another Person or engage in a business combination involving the issuance or exchange of more than fifty percent (50%) of the Company's outstanding Common Stock, (B) the Company makes a public announcement that it intends to sell or transfer all or substantially all of the Company's assets, or
     (C) any Person (including the Company) publicly announces a purchase, tender or exchange offer for more than 50% of the Company's outstanding Common Stock (the transactions described in clauses (A), (B) and (C) above are hereinafter referred to as "Major Corporate Event" and the date of the announcement referred to in clause (A), (B) or (C) is hereinafter referred to as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through and including the Adjusted Conversion Price Termination Date (as defined below), be equal to the Conversion Price which would have been applicable for a conversion by the holder on the Announcement Date. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in Section 2. For purposes hereof, "Adjusted Conversion Price

     Termination Date" shall mean, with respect to any proposed Major Corporate Event for which a public announcement as contemplated by this Section 2(f)(iv) has been made, the date upon which the Company or other Person (in the case of clause (C) above) consummates or publicly announces the termination or abandonment of the proposed Major Corporate Event which was the subject of the previous public announcement.

               (v)   Nine Month Adjustment to Conversion Price.  In addition to
                     -----------------------------------------
     any other adjustment to the Conversion Price provided for in this Note, on that date which shall be the nine month anniversary of the Issuance Date (the "Adjustment Date"), the Conversion Price shall be subject to a one-time downward adjustment to One Hundred Two Percent (102%) of the Market Price on the Adjustment Date, provided that in no event shall the Conversion Price be subject to a downward adjustment under this Section 2(f)(v) to less than Seventy-five percent (75%) of the Market Price on the Pricing Date.

               (vi)  Distribution of Assets.  If the Company shall declare or
                     ----------------------
     make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Note, then, in each such case the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date. In the event that a Distribution will not result in a reduction to the Conversion Price pursuant to the foregoing sentence of this Section 2(f)(vi), the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall remain in effect.

               (vii) Other Events. If any event occurs of the type contemplated
                     ------------
     by the provisions of this Section 2(f) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Notes; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2(f).

                    (vii) Notices.
                          --------

                          (A) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to each holder of the Notes setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                          (B) The Company will give written notice to each holder of Notes at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 4(a)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                          (C) The Company will also give written notice to each holder of Notes at least ten (10) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

     3.   Redemption at Option of Holder.
          ------------------------------

          (a)  Redemption Option Upon Triggering Event. In addition to all other
               ---------------------------------------
rights of the holder contained herein, after a Triggering Event (as defined below), the holder shall have the right, at the holder's option, to require the Company to redeem all or a portion of this Note at a price equal to (x) with respect to a Triggering Event described in clauses (iii) or (vii) of Section 3(b) below, 125% of the Conversion Amount, and (y) with respect to a Triggering Event described in clauses (i), (ii), (iv), (v) or (vi) of Section 3(b) below, the greater of (i) 125% of the Conversion Amount and (ii) the product of (A) the Conversion Rate for the Conversion Amount to be redeemed in effect at such time as such holder delivers a Notice of Redemption at Option of Holder (as defined below) and (B) the Closing Bid Price on the trading day immediately preceding such Triggering Event on which the Principal Market is open for trading or if no Closing Bid Price is reported by the Principal Market on such trading day, then the most recently reported Closing Bid Price (the "Redemption Price").

          (b)  "Triggering Event". A "Triggering Event" shall be deemed to have
               ------------------
occurred at such time as any of the following events:

                    (i) the failure of the Registration Statement to be declared effective by the SEC on or prior to the Effectiveness Deadline (as defined in the Registration Rights Agreement);

                    (ii) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder for sale of all of such Holder's Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of fifteen (15) consecutive trading days or any thirty (30) trading days in a 365-day period (excluding days during an Allowable Grace Period);

                    (iii) the suspension from trading or failure of the Common Stock to be listed on the Nasdaq National Market or The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of fifteen
     (15) consecutive trading days or for more than an aggregate of thirty (30) trading days in any 365-day period;

                    (iv) the Company's or the Transfer Agent's notice to any holder of Notes, including by way of public announcement, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes;

                    (v)   a Conversion Failure (as defined in Section
     2(d)(v)(C));

                    (vi) upon the Company's receipt of a Conversion Notice, the Company not being obligated to issue the shares of Common Stock issuable upon such conversion of Notes due to the provisions of Section 11; or

                    (vii) the Company breaches any representation, warranty, covenant or other term or condition of the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in Section 2.1(a) of the Securities Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least twenty (20) days.

          (c)  Mechanics of Redemption at Option of Holder. Within one (1)
               -------------------------------------------
Business Day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Triggering Event") to each holder of Notes. At any time after a holder becomes aware of a Triggering Event, the holder may require the Company to redeem all of such holder's Notes by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Holder") to the Company, which Notice of Redemption at Option of Holder shall indicate (i) the Conversion Amount of the Notes that the holder is electing to redeem and (ii) the applicable Redemption Price, as calculated pursuant to Section 3(a) above.

          (d)  Payment of Redemption Price. Upon the Company's receipt of a
               ---------------------------
Notice(s) of Redemption at Option of Holder from any holder of Notes, the Company shall deliver the applicable Redemption Price to the holder within five
(5) Business Days after the Company's receipt of a Notice of Redemption at Option of Holder; provided that the holder's Notes shall have been delivered to the Company. If more than one holder of Notes submits Notes for redemption and the Company is unable to redeem all of the Notes submitted for redemption, the Company shall (i) redeem a pro rata amount from each holder of Notes based on the Conversion Amount represented by the Notes submitted for redemption by such holder relative to the aggregate Conversion Amounts of all Notes for redemption by all holders of Notes, and (ii) in addition to any remedy such holder of Notes may have under the Notes and the Securities Purchase Agreement, pay to each holder interest at the rate of 1.5% per month (prorated for partial months) in respect of the unredeemed Conversion Amounts until paid in full. Interest on the Notes shall continue to accrue interest until the date the Company pays the Redemption Price.

          (e)  Void Redemption. In the event that the Company does not pay the
               ---------------
Redemption Price within the time period set forth in Section 3(d), at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full, the holder shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to the holder the Note that was submitted for redemption by such holder under this Section 3 and for which the applicable Redemption Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Holder shall be null and void with respect to that portion of the Note subject to the Void Optional Redemption Notice, (ii) the Company shall immediately return the Note subject to the Void Optional Redemption Notice, and
(iii) the Conversion Price of such portion of the Note shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice of Redemption at Option of Holder is delivered to the Company and ending on the date on which the Void Optional Redemption Notice is delivered to the Company.

          (f)  Disputes; Miscellaneous. In the event of a dispute as to the
               -----------------------
determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved in the same manner described in Section 2(d)(iii) above with the term "Redemption Price" being substituted for the term "Conversion Rate." The holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 3 of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the holder a new Note representing the remaining Conversion Amount which has not been redeemed, if necessary.

     4.   Other Rights of Holders.
          -----------------------

          (a)  Reorganization, Reclassification, Consolidation, Merger or Sale.
               ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance reasonably satisfactory to the holders of the Notes representing at least two thirds (2/3) of the Conversion Amounts of the Notes then outstanding) that the Acquiring Entity will assume the obligations represented by this Note (including, without limitation, the right to convert this Note into the securities or assets issued to the holders of the Common Stock in connection with such Organic Change). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the holders of at least two thirds (2/3) of the Conversion Amounts then outstanding) to insure that each of the holders of the Notes will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Notes such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder's Notes as of the date of such Organic Change (without taking into account any limitations or restrictions on the convertibility of the Notes).

          (b)  Optional Redemption Upon Change of Control. In addition to the
               ------------------------------------------
rights of the holders under Section 4(a), upon a Change of Control of the Company, the holder of this Note shall have the right, at the holder's option, to require the Company to redeem all or a portion of the Conversion Amount represented by this Note for an amount equal to 125% of the then outstanding Conversion Amount of this Note ("Change of Control Redemption Price"). No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (a "Notice of Change of Control") to the holders. At any time during the period beginning after receipt of a Notice of Change of Control (or, in the event a Notice of Change of Control is not delivered at least ten (10) days prior to a Change of Control, at any time on or after the date which is ten (10) days prior to a Change of Control) and ending on the date of such Change of Control, the holders may require the Company to redeem all or a portion of the Conversion Amount of this Note then outstanding by delivering written notice thereof via facsimile and overnight courier (a "Notice of Redemption Upon Change of Control") to the Company, which Notice of Redemption Upon Change of Control shall indicate (i) the Conversion

Amount the holder is submitting for redemption, and (ii) the applicable Change of Control Redemption Price, as calculated pursuant to this Section 4(b). Upon the Company's receipt of a Notice(s) of Redemption Upon Change of Control from any holders of Notes, the Company shall promptly, but in no event later than one
(1) Business Day following such receipt, notify the holder of this Note by facsimile of the Company's receipt of such Notice(s) of Redemption Upon Change of Control. The Company shall deliver the applicable Change of Control Redemption Price simultaneous with the consummation of the Redemption Change of Control; provided that, if required by Section 2(d)(viii), this Note shall have been so delivered to the Company. Notwithstanding anything to the contrary in this Note (including without limitation Section 9), payments provided for in this Section 4(b) shall have priority to payments to the Company's stockholders in connection with a Change of Control.

          (c)  Purchase Rights.  If at any time the Company grants, issues or
               ---------------
sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holders of Notes will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Notes (without taking into account any limitations or restrictions on the convertibility of the Notes) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)  Forced Delisting. If a redemption voided pursuant to Section 3(e)
               ----------------
was caused by a Triggering Event involving the Company's inability to issue Conversion Shares because of the Exchange Cap (as defined in Section 11), and if so directed in one or more Void Optional Redemption Notices by the holders of at least two-thirds (2/3) of the Conversion Amounts of the Notes then outstanding, including Conversion Amounts of Notes submitted for redemption pursuant to
Section 3 with respect to which the applicable Redemption Price has not been paid, the Company shall promptly as practicable delist the Common Stock from the exchange or automated quotation system on which the Common Stock is traded and have the Common Stock, at such holders' option, traded on the electronic bulletin board or the "pink sheets."

          (e)  Optional Redemption By Holder After Third Anniversary.  At any
               -----------------------------------------------------
time from and after the third anniversary of the Issuance Date (the "Put Option Date"), the holder of this Note shall have the right, but not the obligation, to elect to cause the Company to redeem all or a portion of this Note (the "Put Option"). The holder of this Note may exercise the Put Option by providing written notice to the Company at any time on or after the thirtieth (30th) Business Day immediately preceding the Put Option Date of its election to exercise the Put Option. Within thirty (30) Business Days after the holder's exercise of the Put Option, but in no event prior to the Put Option Date (the "Put Option Payment Date"), the Company shall pay the exercising holder, in cash, an amount equal to the then outstanding Conversion Amount of the Note as to which the Put Option is being exercised (the "Put Option Payment"). If any holder exercises the Put Option as to all or any portion of a Note, and the Company does not pay the Put Option Payment in full on or before the Put Option Payment Date, (Y) the Put Option Payment shall bear interest at the rate of 1.5% per month, prorated for partial months, until paid in full, and (X) if the Put Option Payment is not paid within five (5) business days after the Put Option Payment Date, the holder who has exercised the Put Option but has not been paid the Put Option Payment shall have the option to require the Company to convert the outstanding Conversion Amount of the Notes held by such holder (including the Note subject to the Put Option).

     5.   [RESERVED]

     6.   Redemption at the Company's Election. At any time or times after the
          ------------------------------------
second anniversary of the Issuance Date but before the Maturity Date, the Company shall have the right, in its sole discretion, to require that some or all of the then outstanding Conversion Amounts of the outstanding Notes be redeemed ("Redemption at Company's Election") for cash consideration equal to
(i) in the event that the Company's Election Redemption Date (as defined below) is prior to the date which is the third anniversary of the Issuance Date, 103% of the principal amount to be redeemed, plus any Additional Amount with respect to such principal amount, (ii) in the event that the Company's Election Redemption Date is on or after the date which is the third anniversary of the Issuance Date, 102% of the principal amount to be redeemed, plus any Additional Amount with respect to such principal amount, and (iii) in the event that the Company's Election Redemption Date is on or after the date which is the fourth anniversary of the Issuance Date, but before the Maturity Date, 101% of the principal amount to be redeemed, plus any Additional Amount with respect to such principal amount (the "Company's Election Redemption Price"); provided that the Conditions to Redemption at the Company's Election (as set forth below) are satisfied as of the date of the Notice of Redemption at Company's Election (the "Redemption at Company's Election Notice Date"). The Company may exercise its right to Redemption at Company's Election only by providing each holder of Notes written notice ("Notice of Redemption at Company's Election") at least thirty
(30) but no more than sixty (60) Business Days prior to the date of consummation of such redemption ("Company's Election Redemption Date"), provided that the holder of a Note who receives a Notice of Redemption at Company's Election may, at any time before the Company's Election Redemption Date convert all or any portion of such Note. If the Company elects to require redemption of some, but not all, of the Conversion Amount of the Notes then outstanding, the Company shall require redemption of the pro rata amount from each holder of such Notes based on the principal amount of Notes purchased by such holder relative to the aggregate principal amount of all Notes purchased pursuant to the Securities Purchase Agreement (such amount with respect to the holder being referred to herein as its "Pro Rata Redemption Amount"). The Notice of Redemption at Company's Election shall indicate (x) the Conversion Amount of the Notes the Company has elected to redeem from all holder of Notes, (y) the Company's Election Redemption Date, and (z) each holder's Pro Rata Redemption Amount. If the Company has exercised its right of Redemption at Company's Election and the conditions of this Section 6, including the Conditions to Redemption at

Company's Election, have been satisfied, then each holder's Pro Rata Redemption Amount which remains outstanding at the Company's Election Redemption Date shall be redeemed as of the Company's Election Redemption Date by payment by the Company to each holder of the Notes of the Company's Election Redemption Price. If required by Section 2(d)(viii), all holders of the Notes shall thereupon and within two Business Days after the Company's Election Redemption Date or such earlier date as the Company and each holder of Notes mutually agree, surrender all Notes being redeemed on such date to the Company. If the Company fails to pay the full Company's Election Redemption Price with respect to this Note on the Company's Election Redemption Date, then the Redemption at Company's Election shall be null and void with respect to this Note and the holder shall be entitled to all the rights of a holder of outstanding Notes. "Conditions to Redemption at the Company's Election" means the following conditions: (i) during the period beginning on the Issuance Date and ending on and including the Redemption at Company's Election Notice Date, the Company shall have delivered all shares of Common Stock issuable upon conversion of the Notes to the holders of the Notes, and all shares of Common Stock issuable upon exercise of the Warrants issued under the Securities Purchase Agreement, on a timely basis as set forth in this Note and in the Warrants; (ii) on each day during the period beginning thirty (30) days prior to the date of Notice of Redemption at Company's Election and ending on and including the Company's Election Redemption Date the Registration Statement shall be effective and available for the sale of at least all of the Registrable Securities (as defined in the Registration Rights Agreement); (iii) on each day during the period beginning thirty (30) days prior to the date of Notice of Redemption at Company's Election and ending on and including the Company's Election Redemption Date, the Common Stock is designated for quotation on the Nasdaq National Market or listed on The New York Stock Exchange, is not suspended from trading and neither delisting nor suspension by such exchange or market shall have been threatened either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iv) during the period beginning on the Issuance Date and ending on and including the Company's Election Redemption Date, there shall not have occurred a Triggering Event or an event that with the passage of time and without being cured would constitute a Triggering Event; (v) during the period beginning on the Issuance Date and ending on and including the Company's Election Redemption Date, there shall not have occurred the consummation of a Change of Control or the public announcement of a pending, proposed or intended Change of Control which has not been terminated; (vi) on the earlier to occur of (A) the Shareholder Meeting Deadline (as defined in the Securities Purchase Agreement) and (B) the date on which the Company holds its first meeting of shareholders after the Issuance Date, the Company shall have received the Shareholder Approval (as defined in the Securities Purchase Agreement); and (vii) the Company otherwise has satisfied its obligations in all material respects and is not in default in any material respect under this Note, the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement. Notwithstanding the above, but subject to Section 5, the holder may convert any Conversion Amount (including Conversion Amounts selected for redemption) into Common Stock pursuant to Section 2(b) on or prior to the date immediately preceding the Company's Election Redemption Date. If the Company fails to timely pay any Company's Election Redemption Price in accordance with this Section

6, then the Company shall not be permitted to submit another Notice of Redemption at Company's Election without the prior written consent of the holders of the Notes representing at least two-thirds (2/3) of the Conversion Amounts of the Notes then outstanding.

     7.   Reservation of Shares. The Company shall, so long as any principal
          ---------------------
amount of the Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Amounts of the Notes then outstanding. The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the time of issuance of the Notes or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any holder which ceases to hold any Notes shall be allocated to the remaining holders of the Notes, pro rata based on the principal amount of the Notes then held by such holders.

     8.   Voting Rights. Holders of the Notes shall have no voting rights,
          -------------
except as required by law, and as expressly provided in this Note.

     9.   Subordination.  The payment of the principal and interest on this Note
          -------------
shall be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Note or thereafter incurred subject to Section 3.13 of the Securities Purchase Agreement. No provision of this Section 9 shall prevent the occurrence of any default under this Note.

          (a)  Certain Definitions.  For purposes of this Note:
               -------------------

               (i) "Senior Indebtedness" means, with respect to the Company, the principal of, interest payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Note or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to this Note or expressly provides that such Indebtedness is "PARI PASSU" or "junior" to this Note. Notwithstanding the foregoing, Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company a majority of the voting stock of which is owned, directly or indirectly, by the Company; provided, however, that the term Senior Indebtedness shall include Indebtedness to a Subsidiary of the Company arising by reason of a guaranty by the Company of Indebtedness of such Subsidiary to a Person that is not a Subsidiary of the Company.

               (ii) "Indebtedness" means (a) all indebtedness, obligations and other liabilities of the Company in connection with commercial credit obtained from recognized financial institutions, (b) any indebtedness or other obligations secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Company, and (c) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) and (b).

     10.  Restriction on Redemption and Dividends. Until all of the Conversion
          ---------------------------------------
Amount of this Note has been converted, redeemed or otherwise satisfied as provided herein, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, its capital stock without the prior express written consent of the holders of Notes representing at least two thirds (2/3) of the Conversion Amounts of the Notes then outstanding, except for payments on convertible securities of the Company (other than the Other Notes) outstanding on the Issuance Date pursuant to the terms of such convertible securities as in effect on the Issuance Date, if any.

     11.  Limitation on Number of Conversion Shares. The Company shall not be
          -----------------------------------------
obligated to issue any shares of Common Stock upon conversion of this Note if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue upon conversion of the Notes (the "Exchange Cap") without breaching the Company's obligations under the rules or regulations of the Principal Market, or the market or exchange where the Common Stock is then traded, except that such limitation shall not apply in the event that the Company (a) obtains the approval of its stockholders as required by the applicable rules of the Principal Market, or the market or exchange where the Common Stock is then traded, (or any successor rule or regulation) for issuances of Common Stock in excess of such amount or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a majority of the Conversion Amount of the Notes then outstanding. Until such approval or written opinion is obtained, no Purchaser (as that term is defined in the Securities Purchase Agreement) shall be issued, upon conversion of the Notes, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the principal amount of the Notes issued to such Purchaser pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers pursuant to the Securities Purchase Agreement (the "Cap Allocation Amount"). If any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Cap Allocation Amount. If any holder of

Notes, shall convert all of such holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Notes on a pro rata basis in proportion to Conversion Amount of Notes then held by each such holder.

     12.  Reissuance of Notes. Subject to Section 2(d)(viii) in the event of a
          -------------------
conversion or redemption pursuant to this Note of less than all of the Conversion Amount represented by this Note, the Company shall promptly cause to be issued and delivered to the holder, upon tender by the holder of this Note converted or redeemed, a new note of like tenor representing the remaining principal amount of this Note which has not been so converted or redeemed.

     13.  Defaults and Remedies.
          ---------------------

          (a)  Events of Default. An "Event of Default" is: (i) default for
               -----------------
thirty (30) days in payment of interest or Default Interest on this Note on or after the Maturity Date; (ii) default in payment of the principal amount of this Note when and as due; (iii) failure by the Company for thirty (30) days after notice to it to comply with any other material provision of this Note; (iv) any default under or acceleration prior to maturity of any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed of at least $500,000 by the Company or for money borrowed the repayment of at least $500,000 of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter, (v) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or
(E) admits in writing that it is generally unable to pay its debts as the same become due; or (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (1) is for relief against the Company in an involuntary case; (2) appoints a Custodian of the Company or for all or substantially all of its property; or (3) orders the liquidation of the Company or any subsidiary, and the order or decree remains unstayed and in effect for sixty (60) days. The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state or foreign law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          (b)  Remedies. If an Event of Default occurs and is continuing, the
               --------
holder of this Note may declare all of this Note, including any interest and Default Interest and other amounts due, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (iv) and (v) of Section 13(a), this Note shall become due and payable without further action or notice. Holder may not enforce the provisions of this
Section 13 except as provided in this Section 13. In addition to any remedy such holder of the Notes may have under this Note and the Securities

Purchase Agreement, such unpaid amount shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

     14.  Vote to Change the Terms of the Note. This Note and any provision
          ------------------------------------
hereof may only be amended by an instrument in writing signed by the Company and the holder of this Note. The term "Note" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     15.  Rule 144A Information Requirement. Within the period prior to the
          ---------------------------------
expiration of the holding period applicable to sales hereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Securities Exchange Act of 1934, as amended, make available to the holder and the holder of any Common Stock issued upon exercise of this Note which continues to be Restricted Securities in connection with any sale thereof and any prospective purchaser of this Note from the Holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Note without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as Rue 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

     16.  Lost or Stolen Notes. Upon receipt by the Company of evidence
          --------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Company in a customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver new notes of like tenor and date; provided, however, the Company shall not be obligated to re-issue notes if the holder contemporaneously requests the Company to convert such remaining principal amount into Common Stock.

     17.  Payment of Collection, Enforcement and Other Costs. If: (i) this Note
          --------------------------------------------------
is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; or (ii) an attorney is retained to represent the holder of this Note in any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay to the holders all attorney's fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

     18.  Cancellation. After all principal and accrued interest at any time
          ------------
owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

     19.  Note Exchangeable for Different Denominations. This Note is
          ---------------------------------------------
exchangeable, upon the surrender hereof by the holder at the principal office of the Company, for a new Note or Notes (in principal amounts of at least $100,000) containing the same terms and conditions and representing in the aggregate the principal amount of this Note, and each such new Note will represent such portion of such principal amount as is designated by the holder at the time of such surrender. The date the Company initially issues this Note will be deemed to be the "Issuance Date" hereof regardless of the number of times a new Note shall be issued.

     20.  Waiver of Notice. To the extent permitted by law, the Company hereby
          ----------------
waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

     21.  Governing Law. All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Note shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

     22.  Remedies, Characterizations, Other Obligations, Breaches and
          ------------------------------------------------------------
Injunctive Relief.  The remedies provided in this Note shall be cumulative and
-----------------
in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a material breach by it of its obligations hereunder will cause irreparable harm to the holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such material breach or threatened material breach, the holder of this Note shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     23.  Specific Shall Not Limit General; Construction. No specific provision
          ----------------------------------------------
contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

     24.  Failure or Indulgence Not Waiver. No failure or delay on the part of
          --------------------------------
this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     25.  Notices. Whenever notice is required to be given under this Note,
          -------
unless otherwise provided herein, such notice shall be given in accordance with
Section 5.3 of the Securities Purchase Agreement.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the Company has caused this Note to be signed as of the 29th day of June, 2000.


BRITESMILE, INC.




By:__________________________________
     Its:____________________________

                                   EXHIBIT A

                               BRITESMILE, INC.
                               CONVERSION NOTICE

Reference is made to the 5% Convertible Subordinated Notes due 2005 (the "Notes") issued by BriteSmile, Inc., a Utah corporation (the "Company"). In accordance with and pursuant to the Notes, the undersigned hereby elects to convert the Conversion Amount indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, as of the date specified below.

     Date of Conversion:_______________________________________________________

     Conversion Amount to be converted:________________________________________


Please confirm the following information:

     Conversion Price:_________________________________________________________

     Number of shares of Common Stock to be issued:____________________________

     Is the Variable Price being relied on pursuant to Section 2(f)(iii) of the
Notes? (check one)  YES ____    No ____

Please issue the Common Stock into which the Conversion Amount is being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

     Issue to:_________________________________________________________________
          _____________________________________________________________________

     Facsimile Number:_________________________________________________________

     Authorization:____________________________________________________________
                              By:______________________________________________
                              Title:___________________________________________

     Dated:____________________________________________________________________

     Account Number (if electronic book entry transfer):_______________________

     Transaction Code Number (if electronic book entry transfer):______________

                                ACKNOWLEDGMENT
                                --------------


     The Company hereby acknowledges this Conversion Notice and hereby directs Continental Stock Transfer & Trust Co. (the "Transfer Agent") to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated June 29, 2000 from the Company and acknowledged and agreed to by the Transfer Agent.


                              BRITESMILE, INC.


                              By:_________________________________
                              Name:_______________________________
                              Title:______________________________